Statements of Comprehensive Income (Loss) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Net (loss) income	$ (1,163)	$ 12,479	$ 9,105
Unrealized gains (losses) on fixed-maturity securities	6,309	(23,698)	9,568
Total other comprehensive income (loss)	6,309	(23,698)	9,568
Total comprehensive (loss)	$ 5,146	$ (11,219)	$ 18,673